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                                                                Exhibit 10.21

                               REVIVAL AGREEMENT


                 REVIVAL AGREEMENT, dated as of April 21, 1995 (this "Revival Agreement"), between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower") in respect of the Prior Agreement referred to below.

                                    RECITALS

                 The Lender and the Borrower were parties to a certain Interim Loan and Security Agreement, dated as of September 13, 1994 (as amended, the "Prior Agreement"; as revived and amended by this Revival Agreement, the "Agreement").

                 The Lender and the Borrower desire to revive the obligation of the Lender pursuant to Section 2(a) of the Prior Agreement as of the date hereof and to amend the Prior Agreement as set forth below.

                 Accordingly, in consideration of the premises, the parties hereto agree as follows:

                 SECTION 1. Revival. The parties hereto hereby agree that the obligation of the Lender pursuant to Section 2(a) of the Prior Agreement, which by the terms of a Notice of Extension of Agreement dated December 12, 1994 terminated as of March 31, 1995, shall be revived as of the date hereof, and as expressly amended and modified by this Revival Agreement, the Agreement shall be, and shall remain, in full force and effect in accordance with its terms as of the date hereof.

                 SECTION 2. Terms and Conditions for All Advances. Section 2(a) of the Prior Agreement is hereby amended by deleting the date appearing directly before the phrase "(the "Termination Date")" in the first sentence thereof and replacing in lieu thereof the date "July 1, 1995".

                 SECTION 3. Conditions Precedent. This Revival Agreement shall become effective on the date (the "Revival Agreement Effective Date") on which the following conditions precedent shall have been satisfied:

                 3.1 Delivered Documents. On the Revival Agreement Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender and its counsel in form and substance:

                 (a) this Revival Agreement, executed and delivered by a duly authorized officer of the Borrower;

                 (b) a custodial letter, dated as of the date hereof, executed and delivered by Bankers Trust of California, N.A., as Custodian under the Custodial Agreement, and acknowledged by the Borrower;


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                 (c)  an Endorsement to Secured Note, substantially in the
form of Annex A hereto, executed and delivered by a duly authorized officer of the Borrower; and

                 (d) such other agreements, sideletters, opinions of counsel or other documents as the Lender may reasonably request.

                 3.2 No Default. On the Revival Agreement Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Prior Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 4 of this Revival Agreement shall be true and correct on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Revival Agreement Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 3.2.

                 SECTION 4. Representations and Warranties. The Borrower hereby confirms and reaffirms the representations and warranties contained in
Section 5 of the Prior Agreement; provided, however, that references therein to the "Agreement" shall be deemed to refer collectively to this Revival Agreement, the Prior Agreement, and the Agreement, each as defined herein.

                 SECTION 5. Definitions In Prior Agreement. Unless otherwise defined in this Revival Agreement, terms defined in the Prior Agreement shall have their defined meanings when used herein.

                 SECTION 6. Counterparts. This Revival Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                 SECTION 7. GOVERNING LAW. THIS REVIVAL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  [SIGNATURE PAGE FOLLOWS]





                                      2


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                 IN WITNESS WHEREOF, the Lender and the Borrower have caused this Revival Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                                                 PRUDENTIAL SECURITIES REALTY
                                                  FUNDING CORPORATION


                                                 By /s/ William J. Horan
                                                   --------------------------
                                                 Name: William J. Horan
                                                 Title: Treasurer



                                                 DVI FINANCIAL SERVICES, INC.


                                                 By /s/ Anthony J. Turek
                                                   --------------------------
                                                 Name: Anthony J. Turek
                                                 Title: Senior Vice President







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                                                                         ANNEX A
                                                            TO REVIVAL AGREEMENT


                          ENDORSEMENT TO SECURED NOTE

                                 April 21, 1995



                 The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Secured Note of the Borrower, dated September 13, 1994, as it may have been previously amended by endorsement, in the amount of $100,000,000, to which this Endorsement to Secured Note is attached, is hereby amended by deleting the date "March 31, 1995" from each place where it is deemed to appear therein, and by replacing in lieu thereof the date "July 14, 1995".

                 This Endorsement to Secured Note is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Endorsement to Secured Note to the Secured Note.


Borrower:
                                                 DVI FINANCIAL SERVICES, INC.


                                                 By
                                                   --------------------------
                                                 Name:
                                                 Title:


Lender:
                                                 PRUDENTIAL SECURITIES REALTY
                                                  FUNDING CORPORATION


                                                 By
                                                   --------------------------
                                                 Name:
                                                 Title: